Exhibit 99.1     News Release

FOR IMMEDIATE RELEASE

Epicor to Acquire ShopVisible™ to Accelerate Delivery of Extended Omni-Channel Vision with Addition of Cloud Order Management and Digital Commerce Solutions

Acquisition to Create a Best-in-Class Converged Commerce Platform for Midsize and Large Retailers that Enables Highly Valued, Differentiated Customer Experiences across all Consumer Touch Points

AUSTIN, Texas, December 11, 2014 -- Epicor Software Corporation, a global leader in business software solutions for retail, manufacturing, distribution, and services organizations, today announced that it has agreed to acquire Atlanta-based ShopVisible, LLC, a dynamic provider of proven cloud retail order management and digital commerce solutions. The acquisition of ShopVisible, expected to close by the end of the year, will expand Epicor’s position as a leading provider of extended omni-channel solutions for midsize and large retail chains.
ShopVisible and its proven, scalable multitenant software as a service (SaaS) solutions in combination with the complementary Epicor retail transaction, enterprise and analytics systems, will enable retailers to optimize the customer experience for consumers across a growing number of mobile devices, channels and interaction points.
ShopVisible delivers an advanced standalone order management solution that supports the complex business processes associated with both business to consumer (B2C) and business to business (B2B) order processing. The solution includes full order management lifecycle capabilities from initial order collection through order orchestration to post-transaction order repository processes. The combination of ShopVisible’s foundational order management capability with Epicor point of sale (POS), mobile POS, omni-channel Enterprise Selling, Merchandising and Warehouse Management solutions is expected to create the retail industry’s preeminent integrated end-to-end cloud-based solution for omni-channel retailers.
According to a recent report by Gartner, Inc., “The worldwide market for digital commerce applications is growing at 14% CAGR, reflecting the high priority that organizations place in digital commerce investments.” Furthermore, “SaaS digital commerce platforms are popular among small to midsize organizations, as well as an increasing number of large enterprises. Roughly 20% of implementations are estimated to be delivered using SaaS, and that number is growing.”
ShopVisible provides a complete digital commerce platform with extensive built-in functionality for premier B2C and B2B ecommerce and responsive mobile commerce sites. Content management,

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Epicor to Acquire ShopVisible

product information management, pricing management, ratings and reviews, wish list management, automated subscriptions with renewals, shipping and more are all available within the solution. The ShopVisible platform also includes packaged integrations to leading third party systems leveraging modern standard published web services and file-based interfaces.
ShopVisible customers -- driving hundreds of millions of dollars of gross merchandise value annually -- include leading and emerging global and domestic retailers and branded manufacturers such as 3M, Liberty Hardware, Tempur-Pedic, Bluemercury, Hue, Atwoods and Plow & Hearth.
Bluemercury, a fast-growing midsized luxury beauty omni-channel retailer, is a current user of both Epicor and ShopVisible systems and is looking forward to a completely integrated solution. “This move to a complete extended omni-channel cloud offering – combining full support for traditional POS and mobile POS devices in physical stores, fully functioning website and consumer mobile devices, with real-time order management and integration to enterprise applications such as merchandising, sales audit and CRM -- all from a single vendor is extremely exciting,” said Barry Beck, Founder of Bluemercury. “There has been a lot of market discussion around the need for a true integrated omni-channel end-to-end solution that covers both enterprise and customer engagement processes, and this combination seems to deliver on that vision.”
“We are excited about this acquisition, as ShopVisible has spent several years developing and proving out its world-class order management and digital commerce solutions with some highly progressive companies,” said Noel Goggin, executive vice president and general manager, Epicor Retail. “We believe ShopVisible’s proven and scalable solutions will be a perfect complement to the Epicor solutions portfolio. We have a vision to enable the transformation of our customer’s operations to meet the new retail reality -- we call this a transformation to ‘Inspired Retailing’ -- together with ShopVisible we expect to fully deliver on the vision.”
“Epicor and ShopVisible have a shared vision and complementary technology foundation that will provide a complete extended omni-channel solution to retailers and branded manufacturers,” said Sean Cook, CEO of ShopVisible. “We look forward to becoming part of the Epicor team and playing a part in the ‘Inspired Retailing’ transformation.”
Following the close of the acquisition, Cook and Josh Lloyd, co-founder and chief technology officer at ShopVisible, will join the Epicor Retail team to lead cloud-based order management and digital commerce initiatives.
About ShopVisible
ShopVisible is an end-to-end SaaS commerce platform that powers the shopping experiences of today. Whether your customer is an individual consumer or a business, we power the commerce sites that enable them to buy from you. Reach your customers online, on their mobile devices or through popular channels like Amazon and eBay. ShopVisible also enables your back office management including orders, inventory, channel, content management and more. With our APIs, the ShopVisible commerce platform is extensible and easily integrates to 3rd party systems such as fulfillment, ERP,

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Epicor to Acquire ShopVisible

PIM, and other platforms that are core to your business. ShopVisible helps brands and businesses to attract and retain the new connected customer and is the chosen platform for companies like 3M, Liberty Hardware, Tempur-Pedic, Bluemercury, Hue, Plow & Hearth and Atwoods. Learn more at ShopVisible.com and by following @ShopVisible.

About Epicor Retail
The Epicor Retail solutions business is the leading provider of extended omni-channel solutions for midsize and large retail chains, delivering advanced solutions for retailers seeking to streamline processes, integrate channels, leverage intelligence and inspire customers, to maximize profitability. The Epicor Retail end-to-end suite is designed to meet the evolving merchandise and service expectations of today’s connected, cross-channel shopper, and the business requirements of the most demanding specialty soft goods and hard goods retail environments in a variety of industries including apparel, footwear, discount, and general merchandise. Hundreds of leading retailers -- from Aeropostale and General Nutrition Centers, to Michael Kors and VF Corporation -- trust Epicor Retail solutions to help them remain current, competitive, and consistently strong.

About Epicor Software Corporation
Epicor Software Corporation is a global leader delivering inspired business software solutions to the manufacturing, distribution, retail and services industries. With over 40 years of experience serving small, midmarket and larger enterprises, Epicor has more than 20,000 customers in over 150 countries. Epicor enterprise resource planning (ERP), retail management software, supply chain management (SCM), and human capital management (HCM) enable companies to drive increased efficiency and improve profitability. With a history of innovation, industry expertise and passion for excellence, Epicor provides the single point of accountability that local, regional and global businesses demand. The Company’s headquarters are located in Austin, Texas, with offices and affiliates worldwide. For more information, visit www.epicor.com.

Follow Epicor news on Twitter @Epicor, @Epicor_Retail, @Epicor_DIST, @Epicor_MFG, @EpicorEMEA, @EpicorUK, @EpicorAPAC, @EpicorLAC and @EpicorRU.

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Epicor and the Epicor logo are trademarks of Epicor Software Corporation, registered in the United States and other countries. ShopVisible is a trademark of ShopVisible, LLC. All other trademarks referenced are the property of their respective owners. The product and service offerings depicted in this document are produced by Epicor Software Corporation or ShopVisible, LLC, as applicable.

Forward-Looking Statements
Management of Epicor Software believes certain statements in this press release may constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the transaction, including potential synergies, the expected impact of the transaction, timing of closing, future operations of the combined entity, employment of certain executives and other statements that are not historical fact. These forward-looking statements are based on currently available competitive, financial and economic data together with management’s views and assumptions regarding future events and business performance as of the time the statements are made and are subject to risks and uncertainties, including, without limitation, risks associated with market and economic conditions, Epicor’s ability to consummate the transaction, which is subject to certain customary closing conditions, Epicor’s ability to integrate this acquisition and recognize expected synergies, Epicor’s ability to continue to support ShopVisible’s customers and add functionality to ShopVisible’s products, and the risks and uncertainties described in Epicor’s Annual Report on Form 10-K for the year ended September 30, 2013 and Quarterly Reports on Form 10-Q. Actual results may differ materially from those expressed or implied in the forward-looking statements. As a result of these factors the business or prospects expected by the Company as part of this announcement may not occur. Epicor undertakes no obligation to revise or update publicly any forward-looking statements except as required by applicable law.

Contact:    Lisa Preuss    Erin Lutz

Epicor to Acquire ShopVisible

Senior Director, Corporate Communications    Lutz PR (on behalf of Epicor)
Epicor Software Corporation    +1 949 293 1055
+1 949 585 4235    erin@lutzpr.com
lpreuss@epicor.com

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